UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

The ADT Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	45-4517261
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)
 001-35502
(Commission File Number)

1501 Yamato Road
Boca Raton, Florida, 33431
(Address of Principal Executive Offices, including Zip Code)

(561) 988-3600
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
 On November 12, 2014, The ADT Corporation (the "Company") issued a press release announcing its financial results for the quarter and twelve months ended September 26, 2014.  This press release also contains forward-looking statements relating to the Company's fiscal year 2014. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein in its entirety by reference.
The press release is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01      Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated November 12, 2014 publicly announcing the Company's financial results for the quarter and twelve months ended September 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The ADT Corporation

	By:	/s/ N. DAVID BLEISCH
Name: N. David Bleisch
Title: Senior Vice President, Chief Legal Officer and Corporate Secretary

Date: November 12, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated November 12, 2014 publicly announcing the Company's financial results for the quarter and twelve months ended September 26, 2014.